Exhibit 99.31

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 February, 2000
           Series 1999-15, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.      Mortgage Loan Information:

        1.     Aggregate scheduled Monthly Payments:
               (a)   Principal                                   $   820,201.13
                                                                   -------------
               (b)   Interest                                    $ 5,842,572.74
                                                                   -------------
               (c)   Total                                       $ 6,662,773.87
                                                                   -------------

        2. Aggregate scheduled Monthly Payments received this month:
               (a)   Principal                                   $   658,408.23
                                                                   -------------
               (b)   Interest                                    $ 4,678,992.70
                                                                   -------------
               (c)   Total                                       $ 5,337,400.93
                                                                   -------------

        3.     Aggregate Monthly Advances this month:
               (a)   Principal                                   $   161,792.90
                                                                   -------------
               (b)   Interest                                    $ 1,163,580.04
                                                                   -------------
               (c)   Total                                       $ 1,325,372.94
                                                                   -------------

        4.      Aggregate   Principal   Prepayments  in  part  received  in  the
                applicable Prepayment Period:
               (a)   Principal                                   $   137,936.53
                                                                     -----------

        5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
               (a)   Principal                                   $ 2,146,138.28
                                                                   -------------
               (b)   Interest                                    $    12,963.65
                                                                   -------------
               (c)   Total                                       $ 2,159,101.93
                                                                   -------------

        6.     Aggregate Insurance Proceeds received:
               (a)   Principal                                   $         0.00
                                                                   -------------
               (b)   Interest                                    $         0.00
                                                                   -------------
               (c)   Total                                       $         0.00
                                                                   -------------

        7.     Aggregate Liquidation Proceeds received:
               (a)   Principal                                   $         0.00
                                                                   -------------
               (b)   Interest                                    $         0.00
                                                                   -------------
               (c)   Total                                       $         0.00
                                                                   -------------

        8.     Aggregate Deficient Valuations with respect to the Mortgage
               Loans during the prior month:                     $         0.00
                                                                     -----------

        9.     Aggregate Debt Service Reductions with respect to the Mortgage
               Loans during the prior month:                     $         0.00
                                                                    -----------

        10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a)   Principal                                  $         0.00
                                                                   ------------
               (b)   Interest                                   $         0.00
                                                                   ------------
               (c)   Total                                      $         0.00
                                                                   ------------

        11. Aggregate Purchase Prices for Defective Mortgage Loans:
               (a)   Principal                                  $         0.00
                                                                   ------------
               (b)   Interest                                   $         0.00
                                                                   ------------
               (c)   Total                                      $         0.00
                                                                   ------------

12.      Pool Scheduled Principal Balance:                      $967,049,124.71
                                                                 ---------------

13.      Available Funds:                                       $  8,764,345.09
                                                                 ---------------

14.      Realized Losses for prior month:                       $          0.00
                                                                 ---------------

15.      Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.       Non-Credit Losses:                                    $          0.00
                                                                   -------------

17.       Compensating Interest Payment:                        $      2,068.87
                                                                   -------------

18.       Total interest payments:                              $  5,660,070.42
                                                                   -------------

19. Interest
                               Unpaid Class
      Accrued Certificate   Interest Shortfalls      Interest
Class       Interest                                  Payable     Pay-out Rate
-----       --------        -------------------       -------     ------------
PO    $              0.00   $              0.00    $        0.00  %0.000000000
A1    $        426,945.92   $             21.83    $  426,924.09  %6.749654795
A2    $        234,364.06   $             11.98    $  234,352.08  %6.749654785
A3    $        261,543.66   $             13.37    $  261,530.29  %6.749654905
A4    $        149,209.59   $              7.63    $  149,201.96  %6.999642008
A5    $         28,125.00   $              1.44    $   28,123.56  %6.749654400
A6    $          7,000.00   $              0.36    $    6,999.64  %6.999640000
A7    $          1,750.00   $              0.09    $    1,749.91  %6.999640000
A8    $          1,750.00   $              0.09    $    1,749.91  %6.999640000
A9    $          1,750.00   $              0.09    $    1,749.91  %6.999640000
A10   $          5,250.00   $              0.27    $    5,249.73  %6.999640000
A11   $         21,875.00   $              1.12    $   21,873.88  %6.999641600
A12   $        217,383.83   $             11.12    $  217,372.71  %6.999642138
A13   $        534,481.76   $             27.33    $  534,454.43  %6.749654875
A14   $              0.00   $              0.00    $        0.00  %0.000000000
A15   $          8,830.78   $              0.45    $    8,830.33  %7.249632264
A16   $        644,686.38   $             32.97    $  644,653.41  %6.749654848
A17   $        379,116.41   $             19.39    $  379,097.02  %6.999642045
A18   $         30,208.33   $              1.54    $   30,206.79  %7.249629600
A19   $         60,416.67   $              3.09    $   60,413.58  %7.249629600
A20   $         30,208.33   $              1.54    $   30,206.79  %7.249629600
A21   $        140,577.14   $              7.19    $  140,569.95  %7.249629522
A22   $        116,425.35   $              5.95    $  116,419.40  %6.749654978
A23   $        172,828.97   $              8.84    $  172,820.13  %6.749654794
A24   $        235,113.81   $             12.02    $        0.01  %6.749654761
A25   $        520,965.87   $             26.64    $  520,939.23  %6.749654809
A26   $          3,403.13   $              0.17    $    3,402.96  %6.749652893
A27   $        282,949.02   $             14.47    $  282,934.55  %6.749654843
A28   $        294,695.44   $             15.07    $  294,680.37  %6.749654879
2A1   $        228,659.84   $             11.55    $  228,648.29  %6.749659013
2A2   $         56,362.50   $              2.85    $   56,359.65  %7.499620758
2A3   $              0.00   $              0.00    $        0.00  %0.000000000
2A4   $         56,360.62   $              2.85    $   56,357.77  %7.499620912
2A5   $         40,696.57   $              2.06    $   40,694.51  %6.749659776
1S    $        206,193.20   $             10.54    $  206,182.66  %0.351036020
2S    $         21,255.02   $              1.07    $   21,253.95  %0.359296235
M     $        118,078.84   $              6.30    $  118,072.54  %6.749639842
B1    $         42,171.41   $              2.25    $   42,169.16  %6.749640793
B2    $         25,300.61   $              1.35    $   25,299.26  %6.749639954
B3    $         28,110.54   $              1.50    $   28,109.04  %6.749641140
B4    $         11,245.34   $              0.60    $   11,244.74  %6.749641490
B5    $         14,071.19   $              0.75    $   14,070.44  %6.749641784
R     $              0.00   $              0.00    $        0.00  %0.000000000

20.       Principal Distribution Amount:                          $3,104,274.67
                                                                   -------------

21.      Principal Distribution Amount per Certificate:

                                  Principal Distribution       Accrual Amount
                                  ----------------------       --------------
         Class PO                 $             4,417.35       $         0.00
         Class A1                 $           466,148.80       $         0.00
         Class A2                 $           121,821.02       $         0.00
         Class A3                 $           319,619.77       $         0.00
         Class A4                 $                 0.00       $         0.00
         Class A5                 $                 0.00       $         0.00
         Class A6                 $                 0.00       $         0.00
         Class A7                 $                 0.00       $         0.00
         Class A8                 $                 0.00       $         0.00
         Class A9                 $                 0.00       $         0.00
         Class A10                $                 0.00       $         0.00
         Class A11                $                 0.00       $         0.00
         Class A12                $                 0.00       $         0.00
         Class A13                $           454,440.78       $         0.00
         Class A14                $                 0.00       $         0.00
         Class A15                $                 0.00       $         0.00
         Class A16                $         1,162,038.19       $         0.00
         Class A17                $                 0.00       $         0.00
         Class A18                $                 0.00       $         0.00
         Class A19                $                 0.00       $         0.00
         Class A20                $                 0.00       $         0.00
         Class A21                $                 0.00       $         0.00
         Class A22                $           235,101.78       $         0.00
         Class A23                $                 0.00       $         0.00
         Class A24                $                 0.00       $   235,101.78
         Class A25                $                 0.00       $         0.00
         Class A26                $                 0.00       $         0.00
         Class A27                $           466,148.80       $         0.00
         Class A28                $                 0.00       $         0.00
         Class 2A1                $            73,741.46       $         0.00
         Class 2A2                $                 0.00       $         0.00
         Class 2A3                $                 0.00       $         0.00
         Class 2A4                $                 0.00       $         0.00
         Class 2A5                $                 0.00       $         0.00
         Class 1S                 $                 0.00       $         0.00
         Class 2S                 $                 0.00       $         0.00
         Class M                  $            17,738.06       $         0.00
         Class B1                 $             6,335.08       $         0.00
         Class B2                 $             3,800.71       $         0.00
         Class B3                 $             4,222.83       $         0.00
         Class B4                 $             1,689.30       $         0.00
         Class B5                 $             2,112.52       $         0.00
         Class R                  $                 0.00       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                               $           0.01
                                                                  --------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                               $           0.00
                                                                  --------------

24.      Subordinate Certificate Writedown Amount:             $           1.28
                                                                  --------------

                                                        Accumulative
               Class        Supported Shortfall     Supported Shortfall
               -----        -------------------     -------------------
                 B1         $              0.00     $              0.00
                 B2         $              0.00     $              0.00
                 B3         $              0.00     $              0.00
                 B4         $              0.00     $              0.00
                 B5         $              0.00     $              0.00

25.      Unanticipated Recoveries:                              $          0.00
                                                                   -------------

B.      Other Amounts for such Distribution Date:

1.       Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
          Class-B1       X
          Class-B2       X
          Class-B3       X
          Class-B4       X
          Class-B5       X

        2.     Base Servicing Fee amount:                       $    187,211.58
                                                                     -----------

        3.     Supplemental Servicing Fee amount:               $           N/A
                                                                     -----------

        4.     Credit Losses for prior month:                   $          0.00
                                                                     -----------

                                                Category A Category B Category C
        5.     Senior Percentage:           %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        6.     Group I Senior Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        7.     Group II Senior Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        8.     Senior Prepayment Percentage:
                                            %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        9.     Group I Senior Prepayment
               Percentage:                  %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        10.    Group II Senior Prepayment
               Percentage:                  %N/A   N/A        N/A        N/A
                                             ----  ----     ------     ------

        11.    Junior Percentage:           %N/A
                                             ----

        12.    Junior Prepayment Percentage:
                                            %N/A
                                             ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            --------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Services